Prospectus Supplement

October 17, 1997*
Strategist World Fund, Inc. (June 27, 1997) S-6131 C (6/97)

The "Portfolio manager" section of the above prospectus is revised to delete the reference to Richard Lazarchic and to add the following:

Portfolio manager

John O'Brien joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manager of World Growth Portfolio in September 1997. He also serves as portfolio manager of IDS Global Growth Fund and IDS Life International Equity Portfolio.
















S-6131-1 A (10/97)
*Valid until next prospectus update

Destroy Dec. 20, 1997